Exhibit 99.1

NEWS RELEASE
For further information, contact:

Suzie Singer, Corporate Communications	812.376.1917

July 31, 2006	For immediate release

IRWIN FINANCIAL CORPORATION ANNOUNCES
2006 SECOND QUARTER RESULTS CONFERENCE CALL

(Columbus, IN) IRWIN FINANCIAL CORPORATION (NYSE: IFC) intends to release its Second Quarter 2006 operating results on August 2, 2006.

At 1:00 p.m. EDT, on Wednesday, August 2, the Corporation will hold a conference call to review results. The toll-free number for the call will be (800) 640-9765; please tell the operator you would like to join the Irwin Financial call, Confirmation #15342686. A company news release and its Quarterly Report on Form 10-Q will be available on PRNewswire and on the Irwin Financial website before the call. Greg Ehlinger, Senior Vice President and CFO, Will Miller, CEO, and Jody Littrell, First Vice President and Controller, will be the speakers on the call. A replay of the call will be available on the Irwin Financial Corporation website at http://www.irwinfinancial.com/ir-set.html.

Information provided and statements made during the call that are not purely historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements of the company's expectations, hopes, beliefs and intentions on strategies for the future. It is important to note that the company's actual future results could differ materially from those projected in such forward-looking statements because of a number of factors, including, but not limited to, general economic, business and financial conditions, governmental action, competitor activity, expense volatility, changes in applicable accounting policies or principles, and other risks detailed from time to time in IFC Securities and Exchange Commission filings.

Irwin® Financial Corporation (http://www.irwinfinancial.com) is an interrelated group of specialized financial services companies organized as a bank holding company, with a history tracing to 1871. The Corporation, through its principal lines of business, provides a broad range of financial services to consumers and small businesses in selected markets in the United States and Canada.